Exhibit 10.3 (b)

AGREEMENT TO AMEND/EXTEND CONTRACT
THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL, TAX AND OTHER COUNSEL BEFORE SIGNING

September 3, 2014

RE: Contract dated August 24, 2014 between Nutritional High, (Buyer), whether one or more, and Lawrenceville Greenhouse Inc, (Seller), whether one or more, relating to the sale of the following described real estate in Lawrence County, State of Illinois known as: Lawrenceville Greenhouse and Florist (2415 State Street; Lawrenceville, IL 62439).

Buyer and Seller hereby agree to amend the aforesaid contract as follows:

1. The date for  closing and delivery of deed is changed to N/A, 20 __
2. The date for furnishing commitment for title insurance policy or abstract of title is changed to N/A, 20 __
3. The date for delivering possession of Property is changed to N/A, 20 __
4. The date for approval of new loan is changed to N/A. 20 __
5. Other dates  set forth in said contract shall be changed as follows:
Other Provisions, item 2: Application Date extended from 09/15/14 to 09/22/14.
6. Additional amendments:
N/A

All other terms and conditions of said contract shall remain the same.

DATED this the 3rd day of September, 2014

__/"Signed"/ Dan Scherer___________               ________________

Seller                                                                                                  Buyer

__/"Signed"/ Holly Scherer___________               ________________